EXHIBIT 4.1




                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated May 8, 2002 in the Amendment No. 1 to the Registration Statement (Form S-6 No. 333-87680) and related Prospectus of Claymore Securities Defined Portfolios, Series 123.




                                    /s/ Ernst & Young LLP
                                    ERNST & YOUNG LLP


Kansas City, Missouri
May 8, 2002




















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